FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                              CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 26, 1996

                      CHANCELLOR CORPORATION
      (Exact Name of Registrant as specified in its charter)

Massachusetts               0-11663                  04-2626079
(State or other             (Commission              (IRS Employer
 jurisdiction of             File Number)             Identification No.)
 incorporation)

745 Atlantic Avenue, Boston, Massachusetts           02111
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code (617) 728-8500

                                         N/A
(Former name or former address, if changed since last report)

Item 4.           Change of Accountants.

             On December 26, 1996 the Company's accountants, Deloitte & Touche L.L.P., advised the Company that the client-auditor relationship had ceased.

             There are no disagreements with the accountants as to matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedure.

             The Company received a "going concern" opinion in fiscal years 1994 and 1995.

             The Company commenced soliciting bids from accountants in August, 1996 and expects to complete the selection process in the near future.

Item 7.      Financial Statements, Pro Form Financial
             Information and Exhibits

             None

                                      SIGNATURE

             Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CHANCELLOR CORPORATION



                                           By: /s/ William J. Guthlein
                                               William J. Guthlein
                                               Vice President, Treasurer
                                               and Chief Financial Officer